                                                                    EXHIBIT 23.0

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 1998 which appears on page F-1 of Form 10-K for Wireless Telecom Group, Inc. For the year ended December 31, 1997.

                                            /s/ Lazar Levine & Felix LLP
                                            -----------------------------
                                            LAZAR LEVINE & FELIX LLP

New York, New York
February 11, 1998